UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2026

Commission file number

Exact Name of Registrant as Specified in its Charter, State or other Jurisdiction of Incorporation, Address of Principal Executive Offices, Zip Code, and
Registrant’s Telephone Number, Including Area Code

IRS Employer Identification No.

1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 525 South Tryon Street Charlotte, North Carolina 28202 800-488-3853	20-2777218

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Duke Energy	Common Stock, $0.001 par value	DUK	New York Stock Exchange LLC
Duke Energy	5.625% Junior Subordinated Debentures due September 15, 2078	DUKB	New York Stock Exchange LLC
Duke Energy	Depositary Shares each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	DUK PR A	New York Stock Exchange LLC
Duke Energy	3.10% Senior Notes due 2028	DUK 28A	New York Stock Exchange LLC
Duke Energy	3.85% Senior Notes due 2034	DUK 34	New York Stock Exchange LLC
Duke Energy	3.75% Senior Notes due 2031	DUK 31A	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	Duke Energy Corporation (the “Corporation”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 7, 2026.

(b)	At the Annual Meeting, shareholders voted on the following items: (i) election of directors; (ii) ratification of the appointment of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm for 2026; (iii) an advisory vote to approve the Corporation’s named executive officer compensation; and (iv) a management proposal regarding an amendment to the Amended and Restated Certificate of Incorporation of Duke Energy Corporation to eliminate supermajority voting requirements. For more information on the proposals, see the Corporation’s Definitive Proxy Statement on Schedule 14A filed with the Securities Exchange Commission on March 20, 2026. Set forth are the final voting results for each of the proposals.

• Proposal No. 1 – Election of Director Nominees

Director	For	Against	Abstain	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + AGAINST
Derrick Burks	519,072,978	6,335,896	1,748,453	143,394,191	98.79%
Annette K. Clayton	519,917,387	5,631,105	1,608,835	143,394,191	98.93%
Theodore F. Craver, Jr.	467,063,319	57,570,091	2,523,917	143,394,191	89.03%
Robert M. Davis	510,791,969	14,539,322	1,826,036	143,394,191	97.23%
Caroline Dorsa	515,516,034	9,974,497	1,666,796	143,394,191	98.10%
W. Roy Dunbar	515,993,581	9,423,852	1,739,894	143,394,191	98.21%
Nicholas C. Fanandakis	515,070,499	9,532,708	2,554,120	143,394,191	98.18%
Jeffrey B. Guldner	520,300,390	5,087,962	1,768,975	143,394,191	99.03%
John T. Herron	518,085,417	7,359,747	1,712,163	143,394,191	98.60%
Idalene F. Kesner	514,591,964	10,912,897	1,652,466	143,394,191	97.92%
Michael J. Pacilio	516,941,148	8,453,855	1,762,324	143,394,191	98.39%
Harry K. Sideris	521,709,419	3,583,689	1,864,219	143,394,191	99.32%
Thomas E. Skains	500,852,867	23,734,150	2,570,310	143,394,191	95.48%
William E. Webster, Jr.	507,680,482	17,711,679	1,765,166	143,394,191	96.63%

Each director nominee was elected to the Board of Directors with the support of a majority of the votes cast.

• Proposal No. 2 – Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2026

For	Against	Abstain	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + AGAINST	Votes Cast FOR Votes Cast FOR + AGAINST + ABSTAIN
639,757,086	28,434,117	2,360,315	N/A	95.74%	95.41%

The ratification of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm for 2026 received the support of a majority of the shares represented.

• Proposal No. 3 – Advisory vote to approve the Company’s named executive officer compensation

For	Against	Abstain	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + AGAINST	Votes Cast FOR Votes Cast FOR + AGAINST + ABSTAIN
496,884,668	26,030,663	4,241,996	143,394,191	95.02%	94.26%

The advisory vote to approve the Corporation’s named executive officer compensation received the support of a majority of the shares represented.

• Proposal No. 4 – Management proposal regarding an amendment to the Amended and Restated Certificate of Incorporation of Duke Energy Corporation to eliminate supermajority voting requirements

For	Against	Abstain	Broker Non-Votes	Votes Cast FOR Shares Outstanding
516,664,589	7,507,137	2,985,601	143,394,191	66.39%

The management proposal regarding an amendment to the Amended and Restated Certificate of Incorporation of Duke Energy Corporation to eliminate supermajority voting requirements failed to receive the required support of 80% of the shares outstanding.

(c)  Not applicable.

(d)  Not applicable

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: May 13, 2026	By:	/s/ David S. Maltz
David S. Maltz
Vice President, Chief Governance Officer and Corporate Secretary